Exceptional items (Tables)	12 Months Ended
Dec. 31, 2021
Exceptional Items
Schedule of exceptional items

	Year ended December 31,
	2021	2020	2019
	$’m	$’m	$’m
Start-up related costs	30	7	4
Exceptional items – cost of sales	30	7	4
Transaction-related and other costs	242	13	11
Exceptional items – SGA expenses	242	13	11
Exceptional finance expense	57	—	5
Exceptional items – finance expense	57	—	5
Exceptional income tax credit (note 7)	(17)	(14)	(3)
Total exceptional charge, net of tax	312	6	17